Subsequent events	12 Months Ended
Mar. 31, 2015
Subsequent events

33. Subsequent events

Redemption of preferred securities

On June 30, 2015, preferred securities, issued by the MHFG Group’s overseas special purpose companies, were redeemed in full. These special purpose companies are not consolidated in accordance with ASC 810 since the Group is not the primary beneficiary. Thus, the redemption of preferred securities did not reduce Noncontrolling interests in consolidated subsidiaries, but reduced Long-term debt in the Group’s consolidated balance sheets. The following table describes the details of the redeemed preferred securities:

Issuer	Aggregate redemption amount	Reason for the redemption
(in millions)
Mizuho Capital Investment (JPY) 4 Limited	¥355,000	Arrival of optional redemption date
Mizuho Capital Investment (JPY) 5 Limited	Series B ¥72,500	Arrival of optional redemption date
Mizuho Capital Investment (JPY) 5 Limited	Series C ¥25,000	Arrival of optional redemption date